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                                                                    EXHIBIT 10.5


SECURITY AGREEMENT                                              [CRESTAR LOGO]


This Security Agreement ("Agreement") dated February 11, 1997, is made by APACHE Medical Systems, Inc. (herein, whether one or more, the "Owner") for the use and benefit of Crestar Bank, its successors and assigns (the "Bank").

SECURITY AGREEMENT. In order to induce the Bank from time to time to extend or continue to extend credit to APACHE Medical Systems, Inc., whether one or more and any combination thereof, (the "Borrower"), the Owner (which may include the Borrower) hereby grants the Bank a security interest in the collateral and all proceeds, products, rents and profits thereof and all revenues from the right to use the collateral described below (the "Collateral") to secure the payment of all present and future indebtedness of every kind and description, however evidenced, of the Borrower to the Bank, whether such indebtedness is direct or indirect, fixed or contingent, liquidated or unliquidated, including any extensions, modifications or renewals thereof (the "Indebtedness") and to secure the performance by the Owner of the agreements and warranties contained in this Agreement.

COLLATERAL. As used in this Agreement, the term Collateral, whether now existing or acquired in the future, shall mean:

All accounts ("Accounts"), Inventory ("Inventory"), furniture, fixtures and equipment ("Equipment"), general intangibles ("General Intangibles"), instruments, documents and chattel paper, including, without limitation, all goods represented thereby and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds, products, rents and profits thereof (as all such terms are defined in the Uniform Commercial Code).

REPRESENTATIONS AND WARRANTIES. The Owner represents and warrants to the Bank as follows:

     a) APACHE Medical Systems, Inc. is/are and will continue to be the absolute owner of the Collateral. There are no other owners or liens or security interests affecting the Collateral other than the security interest granted in this Agreement except those previously disclosed to the Bank in writing by the Owner; if the Owner is acting in the capacity of trustee, administrator or executor of an estate, such fact shall be disclosed and evidence of capacity shall be provided to the Bank;

     b) The Owner will defend the Collateral against the claims and demands of all parties. The Owner will not, without prior written consent of the Bank, grant any security interest in the Collateral and will keep it free from any lien, encumbrance or security interest;

     c) If applicable to the Collateral pledged, the Owner represents and warrants that the Collateral never has been, and never will be as long as this Agreement remains a lien on the Collateral, used for the generation, collection, manufacture, storage, treatment, disposal, release or threatened release of any hazardous substance, as those terms are defined in the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), SuperFund Amendments and Reauthorization Act ("SARA"), applicable state laws, or regulations adopted pursuant to either of the foregoing. The Owner agrees to comply with any federal, state or local law, statute, ordinance or regulation, court or administrative order or decree or private agreement regarding materials which require special handling in collection, storage, treatment or disposal because of their impact on the environment ("Environmental Requirements"). The Owner agrees to indemnify and hold the Bank harmless against any and all claims, losses and expenses resulting from a breach of this provision of this Agreement and the Owner will pay or reimburse the Bank for all costs and expenses for expert opinion or investigations required or requested by the Bank which, in the Bank's sole reasonable discretion, are necessary to ensure compliance with this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of
         the Agreement;                                            CWB
                                                                 --------
                                                                 Initials

     d) The primary use of the Collateral is and will be:  business;

     e) If applicable to the type of collateral pledged, the Owner warrants and represents that all Collateral has been produced in compliance with the Fair Labor Standards Act or other applicable wage and employee law, rule, regulation or order, and that no existing or future liability shall occur as a result. The Owner may contest, in good faith, the applicability of any such law, rule, regulation or order, including prosecuting any appeals, so long as the Bank's interest in the Collateral, in the opinion of the Bank, is not jeopardized thereby;

     f) The Owner, if an individual, is above the age of majority and has the legal capacity to enter into this Agreement;

     g) The Owner must notify the Bank in writing at least 30 days prior to any change of its name, corporate structure or identity;

     h) The location of the principal place of business (or home address if an individual) of APACHE Medical Systems, Inc. in Virginia is the County of Fairfax. There are no other places of business in this state. Books of accounts and records are maintained at: 1650 Tysons Boulevard, #300, McLean, VA 22102.

     i) The Collateral will be located at: 1650 Tysons Boulevard, #300, McLean, VA 22102 and 224 South Michigan Avenue, Suite 300, Chicago, IL 60604-2507. The Owner will maintain the Collateral in this/these location(s). The Collateral shall not be moved from the above locations without the prior written consent of the Bank;
                                                                   CWB
                                                                 --------
                                                                 Initials


     j) All information supplied and statements made to the Bank in any financial or credit statements or applications are true, correct, complete, valid and genuine in all material respects;

     k) None of the Collateral is being acquired with funds simultaneously advanced to the Borrower by the Bank.


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  l) The corporate Owner is duly organized and existing under the laws of
     Delaware; is duly qualified and in good standing as a foreign corporation in every jurisdiction where such qualification is necessary; the execution and performance of this Agreement have been duly authorized by action of its Board of Directors, no action of its shareholders being necessary; the execution and performance of this Agreement will not violate or contravene any provisions of law or regulation or its Articles of Incorporation, Shareholder Agreement, By-Laws or other agreements to which it is a party or by which it is bound; and that no consent or approval of any governmental agency or authority is required in making or performing the obligations under this Agreement.

SECURITIES, INSTRUMENTS, CERTIFICATES OF DEPOSIT, DOCUMENTS, CHATTEL PAPER AND GENERAL INTANGIBLES
  a) The Owner also grants the Bank a security interest in all rights to which an owner of the Collateral is now or may become entitled by virtue of owning such Collateral including, without limitation, interest, cash dividends, stock dividends and stock rights, all of which shall, when received, and upon request by the Bank, be delivered to the Bank with written authority to sell, transfer or rehypothecate the same.

  b) If the Collateral includes all rights, title and interest in an Estate or Trust, the security interest shall not apply to any shares of capital stock of Crestar Financial Corporation or any of its affiliates, or to any units of participation in the Bank's Common Trust Fund held by the Estate or Trust, but shall apply to any proceeds from the sale of such stocks and units or cash dividends thereof.

  c) The Owner represents and warrants, as may be applicable, that:
     (i) The Owner has good and marketable title to the Collateral. The Collateral is valid and genuine and represents a bona fide, binding, legal obligation of the maker, issuer, or grantor, and all signatures are genuine.
     (ii) The Collateral is in full force and effect and is not in default and no prepayments have been made;
     (iii) The Collateral is not represented by a judgment or any other document not provided to the Bank;
     (iv) The Collateral is not subject to any assignment, claim, lien, right of setoff or security interest of any other party;
     (v) Unless otherwise stated, the face amount on the Collateral is the correct amount acutually and unconditionally due or to become due according to the terms of the Collateral, and such amount is not disputed or subject to any setof, credit, deduction or counterclaim;
     (vi) With respect to any security on the Collateral, the lien or security interest represented thereby is not subject to prior claim, lien, or security interest of any other party, unless otherwise stated herein, or in the document evidencing such security;
     (vii) With respect to the security on the Collateral, it has been properly perfected by the filing or recording of all necessary financing statements, deeds of trust or other documents and the payment of all recording, transfer and other taxes and fees made in the appropriate public offices.

  d) At any time, and from time to time, whether before or after default, except as specified below, without notice, and at the expense of the Owner, the Bank in its name or in the name of its nominee or of the Owner, may, but shall not be obligated to:
     (i) After default, notify the obligors on any Collateral to make payment to the Bank of any or all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral, may collect the same by legal proceedings or otherwise, and may perform any contract or endorse in the name of the Owner any checks, drafts, notes, instruments or other documents which constitute the Collateral;
     (ii) Enter into any extension, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral and in connection therewith may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral may be either applied to any indebtedness or may be held by the Bank pursuant to the provisions of this Agreement;

     (iii) Make any compromise or settlement it deems desirable or proper with reference to the Collateral:
     (iv)  Insure, process and preserve the Collateral;
     (v) Cause the Collateral to be transferred to its name or the name of its nominee;
     (vi) Exercise as to the Collateral all the rights, powers and remedies of an owner.
                                                                       CWB
                                                                  ------------
                                                                    Initials

INVENTORY.
  a) The Owner agrees to maintain books and records pertaining to the Inventory in such detail, form and scope as the Bank shall require. The Owner shall promptly advise the Bank of any substantial changes relating to the type, quality or quantity of the Inventory or any event which would have a material effect on the value of the Inventory or on the security interest granted to the Bank. Upon reasonable notice by the Bank, the Owner shall assemble and make readily available for inspection and examination all of the Inventory and all books and records pertaining to the Inventory at any time;

  b) If the Inventory remains in the possession or control of any of the Owner's agents or processors, the Owner shall notify such agents or processors of the Bank's security interest, and upon request, instruct them to hold such Inventory for the Bank's account and subject to the Bank's instructions;

  c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing of all Inventory and such information regarding the Inventory as the Bank may require.

ACCOUNTS.
  a) The Owner warrants that each and every Account, now owned or hereafter acquired is a bona fide existing obligation, valid and enforceable against the account debt, for goods sold or leased and delivered or services rendered in the ordinary course of business; it is subject to no dispute, defense or offset; the Owner has good title to the Account and has full right and power to grant the Bank a security interest in the Collateral;

     b) The Owner will immediately notify the Bank of any Account to which the above warranties are or become untrue;

     c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing and aging of all Accounts and any further schedules or information that the Bank may require.

     d) The Bank shall have the right after default to notify account debtors of its security interest in the Accounts and require payments to be made directly to the Bank. The Owner appoints the Bank and any officer or employee of the Bank, as the Bank may from time to time designate, as its attorneys-in-fact for the Owner, to sign and endorse in the name of the Owner, to give notice in the name of the Owner, and to perform all other actions necessary or desirable at the reasonable discretion of the Bank to effect these provisions and carry out the intent of this Agreement, all at the cost and expense of the Owner. The Owner ratifies and approves all acts of such attorneys-in-fact and neither the Bank nor any other such attorneys-in-fact will be liable for any acts of commission or omission nor for any error or judgment or mistake of fact or law. This power being coupled with an interest is irrevocable so long as any Account or General Intangible assigned to the Bank remains unpaid and the Borrower has any Indebtedness to the Bank. The costs of such collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Owner whether the same are incurred by the Bank or the Owner.
                                                                          CWB
                                                                        --------
                                                                        Initials

     e) At the option of the Bank, all payments on the Accounts received by the Owner shall be remitted to the Bank in their original form on the day of receipt; all notes, checks, drafts and other instruments so received shall be duly endorsed to the order of the Bank. At the Bank's election, the payments shall be deposited into a special deposit account ("Special Account") maintained with the Bank. The Bank may designate with each such deposit the particular Account upon which payment was made. The Special Account shall be held by the Bank as security for the Indebtedness. Prior to depositing payments on the Accounts into the Special Account, the Owner agrees that it will not commingle such payments with any of the Owner's funds or property, but will hold them separate and apart and in trust for the Bank. The Bank will have the power to withdraw from the Special Account. The Bank may at any time and from time to time, in its sole discretion, apply any part of the funds in the Special Account to the Indebtedness whether or not the same is due. Upon full and final satisfaction of the Indebtedness plus termination of any commitment to extend additional funds, the Bank will pay to the Owner any excess funds, whether received by the Bank as a deposit in the Special Account or as a direct payment on any of the Indebtedness.

     f) If any of the Owner's Accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Owner will immediately notify the Bank in writing and execute any instruments and take any steps required by the Bank in order that all monies due and to become due under such contracts shall be assigned to the Bank and in order that proper notice be given under the Federal Assignment of Claims Act;

     g) The Bank shall not be liable and shall suffer no loss on account of loss or deprivation of any Account due to acts of omissions of the Bank unless the Bank's conduct is willful and malicious, and the Bank shall have no duty to take any action to preserve the Collateral or collect Accounts.


COVENANTS.

     a) The Owner shall maintain complete and accurate books of account and records, and its principal books of account and records, including all records concerning Accounts and contract rights, shall be kept and maintained at the place(s) specified above. The Owner shall not move such books of account and records without giving the Bank at least 30 days prior written notice and executing and delivering to the Bank financing statements satisfactory to the Bank prior to any such move. All accounting records and financial reports furnished to the Bank shall be maintained and prepared in accordance with generally accepted accounting principles consistently applied. It is specifically agreed that the Bank shall have and the Owner grants to the Bank a security interest in all books of account and records of the Owner and the Bank shall have access to them at any time for inspection, verification, examination and audit;

     b) The Owner shall furnish to the Bank financial and business information and reports in form and content satisfactory to the Bank as and when the Bank may from time to time require;

     c) The Owner, if a corporation, shall maintain its corporate existence in good standing and shall not consolidate or merge with or acquire the stock of any other corporation without the prior written consent of the Bank. If the Owner is a corporation, the Owner shall, at the request of the Bank, qualify as a foreign corporation and obtain all requisite licenses and permits in each jurisdiction where the Owner does business. The Owner shall not discontinue business, liquidate, sell, transfer, assign or otherwise dispose of any of its assets, except with the prior written permission of the Bank, however, that it may sell in the ordinary course of business and for full consideration, any product, merchandise or service produced or marketed by it. The Bank's security interest shall attach to all proceeds of all sales or dispositions of the Collateral;

     d) The Owner shall maintain all of the Collateral in good condition and repair. The Bank shall have the right to inspect the Collateral at any reasonable time and shall have the right to obtain such appraisals, reappraisals, appraisal updates or environment inspections as the Bank, in its sole discretion, may deem necessary from time to time;

     e) The Owner shall at all times keep insurable Collateral insured against any and all risks, including, without limitation, fire and other insurance as may be required by the Bank from time to time; and in amounts as may be satisfactory to the Bank. The Bank shall be named as Loss Payee on any such insurance policies. Insurance may be purchased from an insurer of the Owner's choice, except as otherwise required by law. The Owner shall pay and discharge all taxes, assessments and charges of every kind prior to the date when such taxes, assessments or charges shall become delinquent and provide proof of such payments to the Bank, upon request. However, nothing contained in this Agreement shall require the Owner to pay any such taxes, assessments and charges so long as it shall contest its validity in good faith and shall post any bond or security required by the Bank against the payment. Upon the failure of the Owner to pay such required amounts, the Bank, at its option, and at the Owner's expense, may obtain such insurance or pay such taxes, assessments or charges with the costs or premiums.

         becoming part of the indebtedness at the option of the Bank, such amounts may be payable on demand. Any insurance obtained by the Bank, at its option, may be single or dual interest, protecting its rights, rights of the Owner or joint rights. Any insurance obtained by the Bank may provide, at its option, that such insurance will pay the lesser of the unpaid balance of the indebtedness of the repair or replacement value of the Collateral. The Owner authorizes the Bank to give effect to any of these options without prior notice to Owner or further consent from Owner. No matter which insurance coverage or repayment options the Bank chooses, the Collateral will secure payment of these amounts. The Bank may use the proceeds of any insurance obtained by Owner or by the Bank to repair or replace the Collateral or, if the Bank elects to do so, to repay part or all of the indebtedness, and the Borrowers will still be responsible to repay any remaining unpaid balance of the Indebtedness. Owner assigns to the Bank all amounts payable under the insurance, include unearned premiums, directing the insurer to make payment to the Bank, and Owner appoints us attorney-in-fact to endorse any draft;

     f) The Owner will not pledge or grant any interest in any of the Collateral to anyone except the Bank, or permit any lien or encumbrance to attach to any of the Collateral, or any levy to be made on the Collateral, or any financing statement (except financing statements in favor or the Bank) to be on file against the Collateral;

     g) The Owner agrees that it will not permit any return of merchandise, the sale of which gave rise to any of the Accounts, except in the usual and regular course of business.

DEFAULT. In addition to any right which the Bank may have to demand payment of the indebtedness under any other agreement, upon the occurrence of any of the following events of default, the Bank, at its option, may declare any or all of the Indebtedness immediately due and payable and may exercise any and all of the rights and remedies of default of a secured party under the Uniform Commercial Code and other applicable law and all rights provided herein, all of which rights and remedies shall, to the full extent permitted by law, be cumulative.

     a) If the Borrower fails to pay when due any Indebtedness or shall otherwise be in default under any agreement of the Borrower with the Bank or with Crestar Financial Corporation, or any subsidiary or affiliate of Crestar Financial Corporation, or any subsidiary or affiliate of such subsidiary or affiliate (whether now existing or hereafter organized or acquired); or

     b) The failure of the Owner to observe or perform any of the terms or provisions of this Agreement, or any such default by the Borrower, any endorser, or any guarantor of any Indebtedness of the Borrower to the bank (a "Party"); or

     c) The breach of any of the Owner's representations or warranties in this Agreement or any other agreement with the Bank; or

     d) The death, dissolution, merger, consolidation or termination of existence of the Owner or any Party; or

     e) The insolvency or inability to pay debts as they mature of the Owner or any Party, or the application for the appointment of a receiver for any of them, or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any of them, or any assignment for the benefit of creditors by or against any of them; or

     f) The entry of a judgment against the Owner or any Party or the issuance or service of any attachment, levy or garnishment against the Owner or any Party or the property of any of them or the repossession or seizure of property of the Owner or any Party; or

     g) Any deterioration or impairment of the Collateral or any part of the Collateral or any decline or depreciation in the value or market value of the Collateral (whether actual or reasonably anticipated), which causes the Collateral, in the judgment of the Bank, to become unsatisfactory as to character or value; or

     h) A determination by the Bank that a material adverse change in the financial condition of the Owner or any Party has occurred since the date of this Agreement; or

     i) The Owner or any Party commits fraud or makes a material misrepresentation at any time in connection with this Agreement.

The Bank may require the Owner to assemble the Collateral and make available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and the Owner. The Bank may take possession of the Collateral without a court order. The Owner shall pay to the Bank on demand all legal expenses and reasonable attorneys' fees, as permitted by applicable law, if the Bank refers this Agreement to an attorney who is not a salaried employee of the Bank; appraisal fees and all expenses incurred or paid by the Bank in protecting and enforcing the rights of the Bank under this Agreement, including the Bank's right to take possession of the Collateral and its proceeds, and to hold, prepare for sale, sell and dispose of the Collateral. Any required notice by the Bank of sale or other disposition on default, when placed in the mail and addressed to or left at the premises of the Owner, at the address specified next to the Owner's signature below or such other address of the Owner as may from time to time be shown on the Bank's records, at least ten days prior to such action shall constitute reasonable notice to the Owner.

TERM. This Agreement shall be a continuing agreement and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank and shall apply to any ultimate balance which shall remain due by the Borrower to the Bank: provided, however, that the Owner may by written notice terminate this Agreement with respect to all Indebtedness of the Borrower incurred or contracted by the Borrower or acquired by the Bank after the date on which the notice is personally delivered to or mailed by registered mail and accepted by the Borrower's lending officer.

EXECUTION BY MORE THAN ONE PARTY. The term "Owner" as used in this Agreement shall, if this instrument is signed by more than one Party, mean the "Owner and each of them" and each shall be jointly and severally obligated and liable. If any Party shall be a partnership, the agreements and obligations on the part of the Owner shall remain in force and applicable regardless of any changes in the individuals composing the partnership and the term "Owner" shall include any altered or successive partnerships and the predecessor partnership and their partners shall not be released from any obligation or liability.

WAIVERS BY THE OWNER. The Owner hereby waives (a) notice of acceptance of this Agreement and of any extensions, modifications or renewals of credit by the Bank to the Borrower; (b) presentment and demand for payment of the Indebtedness; (c) protest and notice of dishonor or default to the Owner or to any other Party with respect to the Indebtedness; (c) all other notices to which the Owner might otherwise be entitled; and (d) if for business purposes, the benefit of the Homestead Exemption. The Owner further waives any right to require that any action be brought against the Borrower or any other Party, to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other Party.
The Owner further agrees that it shall not be subrogated and will not enforce on its part or behalf any right of action which the Bank may have against the Borrower until every Indebtedness secured under this Agreement is paid in full.

NO OBLIGATION TO EXTEND CREDIT. This Agreement shall not be construed to impose any obligation on the Bank to extend or continue to extend any credit at any time.

INDEMNIFICATION. The Owner agrees to indemnify and hold harmless the Bank and its subsidiaries, affiliates, successors, parents, and assigns and their respective agents, directors, employees, and officers from and against any and all complaints, claims, defense, demands, actions, bills, causes of action (including, without limitations, costs and attorneys' fees), and losses of every nature and kind whatsoever, which may be raised or sustained by any directors, officers, employees, shareholders, creditors, regulators, successors in interest, or receivers of the Borrower or any third party as a result of or arising out of, directly or indirectly, the Bank extending credit as evidenced by the Indebtedness to the Borrower, and taking the Collateral as security for the indebtedness, and the Owner further agrees to be liable for any and all judgments which may be recovered in any such action, claim, proceeding, suit, or bill, including any compromise or settlement, and defray any and all expenses, including, without limitation, costs and attorneys' fees, that may be incurred in or by reason of any actions, claims, proceedings, suits, or bills.

FINANCING STATEMENTS. The Owner will deliver any instruments of further assignment or assurance that the Bank may from time to time request to carry out the intent of this Agreement, and will join with the Bank in executing financing statements and other documents in form satisfactory to the Bank and pay the cost of filing the same, including all recordation, transfer and other taxes and fees, continuation statements and any other documents in any public office deemed advisable by the Bank. The Owner agrees that a carbon, photographic or other reproduction of a financing statement or this Agreement shall be sufficient as a financing statement.

SUCCESSOR IN INTEREST. This Agreement shall be binding upon the Owner, its successors and assigns, and the benefits hereof shall inure to the Bank, its successors and assigns.

WAIVER BY THE BANK. The Bank may waive any default or remedy any default without waiving the default remedied or any other prior or subsequent default. The Bank's failure to exercise any right or take any action under this Agreement shall not constitute a waiver of that or any other right or action.

WAIVER OF JURY TRIAL. To the extent legally permissible, the Owner waives all right to trial by jury in any litigation relating to transactions under this Agreement, whether sounding in contract, tort or otherwise.

GOVERNING LAW. The laws of the Commonwealth of Virginia shall govern the construction of this Agreement and the rights and duties of the Owner and Parties.

The undersigned has/have executed or caused this Agreement to be executed under seal as of the above date.

APACHE Medical Systems, Inc.           APACHE Medical Systems, Inc.
1650 Tysons Boulevard, #300
McLean, VA  22102                  By:  /s/ Brion D. Umidi (Seal)
                                       ----------------------------------------
                                       Brion D.  Umidi, Chief Financial Officer

                                                                 [CRESTAR LOGO]

COMMERCIAL NOTE

BORROWER:           APACHE Medical Systems, Inc.
LOAN AMOUNT:        Two Million Dollars and no cents ($2,000,000.00)
BORROWER'S ADDRESS: 1650 Tysons Boulevard, #300
                    McLean, VA  22102

OFFICER:            Christopher W. Bergstrom   CWB     DATE: February 11, 1997
                    (initials)                 ---
ACCOUNT NO:         04300022875599   NOTE NO: 0001     NOTE TYPE: Original Loan
-------------------------------------------------------------------------------

For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the "Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

LOAN TYPE AND REPAYMENT TERMS
LOAN TYPE:          Revolving Master Borrowing Line

                    This is an open end revolving line of credit. You may borrow an aggregate principal amount up to the Loan Amount shown above outstanding at any one time.

REPAYMENT TERMS:    Principal on demand, plus interest, but the undersigned
                    shall be liable for only so much of the Loan Amount as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed. THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PENALTY.

                    This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is not sooner given, 36 months from the date of this Note, unless an alternate termination date is indicated in
                    the "Agreement", as defined below.                CWB
                                                                    ------
                                                                    Initials

                    THE BANK SHALL HAVE THE RIGHT TO DEMAND PAYMENT AT ANY TIME EVEN IF AN EVENT OF DEFAULT (AS IDENTIFIED IN THIS NOTE) HAS NOT OCCURRED.

ADDITIONAL TERMS AND CONDITIONS:

This Note is governed by additional terms and conditions contained in a Commitment Letter between the undersigned and the Bank dated January 6, 1997, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

INTEREST

Accrued interest will be payable on the first day of each month beginning on March 1, 1997.

Interest will accrue daily on a actual 360 basis (that is, on the actual number of days elapsed over a year of 360 days).

Each scheduled payment made on this Note will be applied to accrued interest before it is applied to principal. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If this is a variable transaction which uses a Crestar Prime Rate as the Index, the Index is subject to increase or decrease at the sole option of the Bank.

Subject to the above, interest per annum payable on this Note (the "Rate") will be the "Index" (as defined in this Note) plus a margin of 0.250%. The "Index" shall be Crestar's Prime Rate, which is the rate established from time to time by the Bank and recorded in its


--------------------------------------------------------------------------------
                                IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
--------------------------------------------------------------------------------

Central Credit Administration Division as a reference for fixing the lending rate on commercial loans. The Index is a reference rate only and does not necessarily represent the lowest rate of interest charged for such borrowings. Adjustments to the Rate shall be effective as of the date the Index changes.

COLLATERAL

Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undesigned with, and all indebtedness owed to the undesigned by, the Bank or any of its affiliates.

This Note is also secured by the following collateral and proceeds thereof:

All accounts, inventory, furniture, fixtures and equipment, general intangibles, instruments, documents and chattel paper now existing or hereafter acquired and all proceeds and products thereof owned by, and as more particularly described in a Security Agreement by, APACHE Medical Systems, Inc. dated this date.

All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the
Bank in any order at the option of the Bank.                   CWB
                                                              -------
                                                              Initials

LOAN PURPOSE AND UPDATED FINANCIAL INFORMATION REQUIRED

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

DEFAULT, ACCELERATION AND SETOFF

Any one of the following will constitute an event of default under the terms of this Note: (1) the failure to make when due any instalment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this
Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry of a judgment greater than $50,000.00 against any Party or the issuance or service of any attachment, levy or garnishment greater than $50,000.00 against any Party or the property of any Party, or the repossession or seizure of property of any Party; (5) a good faith determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party;
(8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank in its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate its obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of its assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence of an event of default, the Bank will be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any
remedies provided by law.                                         CWB
                                                                --------
                                                                Initials

CAPITAL ADEQUACY

Should the Bank, after the date of this Note, determine that the adoption of any law or regulation regarding capital adequacy, or any change in its interpretation or administration, has or would have the effect of reducing the Bank's rate of return under this Note to a level below that which the Bank could have achieved but for the adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for the reduction. Each demand by the Bank will be made in good faith and accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it and the basis for the payment.

LATE CHARGES AND OTHER AUTHORIZED CHARGES

If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, all court or collection costs, and actual attorneys' fees whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence
of an event of default, interest will accrue at the Default Rate.    CWB
                                                                   -------
                                                                   Initials

WAIVERS

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended. TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

JUDGEMENT BY CONFESSION

The undersigned hereby duly constitute and appoint Susan M. Banks or C.B. Bohannon or Brian C. Middleton as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the County of Fairfax, Virginia, upon this Note and all amounts owed hereunder, including all costs of collection, actual attorneys' fees and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any
homestead or other exemption laws.      ANB
                                     --------
                                     Initials

SEVERABILITY, AMENDMENTS AND NO WAIVER BY BANK

Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.

LIABILITY, SUCCESSORS AND ASSIGNS AND CHOICE OF LAW

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.

By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.

                              APACHE Medical Systems, Inc.

                         By:  /s/ Brion D. Umidi
                              -------------------------------------- (SEAL)
                              Brion D. Umidi, Chief Financial Officer